UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2022 (February 10, 2022)
Aflac Incorporated
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(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2022, the Board of Directors (the “Board”) of Aflac Incorporated (the “Company”) amended the Company’s forms of restricted stock award agreement for U.S. and Japan participants, under the Aflac Incorporated Long-Term Incentive Plan, as amended and restated February 14, 2017 (the “Plan”). The Company intends to use these forms of notice for future grants of equity based compensation to the Company’s chief executive officer, chief financial officer, and other named executive officers under the Plan. The amendments clarify the treatment of outstanding grants where performance vesting goals are not met or where the Compensation Committee of the Board determines that such goals will not be met.

In addition, the amendment to the U.S. form of restricted stock award agreement modifies the term “Retirement” to refer to voluntary termination of employment with the Company after (i) attaining age 65, (ii) qualifying for Rule of 80 retirement (combined age and years of service totaling 80), or (iii) attaining age 55 and completing 10 Years of Service (as defined in the form of restricted stock award agreement). Prior to the amendment, the third clause of the Retirement definition required attaining age 55 and completing 15 Years of Service.

The amendments will also be applied to outstanding grants of performance based restricted stock made to the Company’s chief executive officer, chief financial officer, and other named executive officers on February 11, 2021.

The description of amendments to the forms of notice is subject to and qualified in its entirety by reference to the full text of the forms, copies of which are attached as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2022, the Board amended and restated the Company’s Amended and Restated Bylaws, effective February 10, 2022 (as so amended and restated, the “Bylaws”) to, among other things, remove age limitations for Board members, clarify that members of the Executive Committee of the Board must also be Board members, state that the Chairman of the Board shall be the Chairman of the Executive Committee of the Board, permit the Company’s Chief Executive Officer to appoint certain officers of the Company, and remove a requirement that officers reimburse the Company for salary payments that are nondeductible under U.S. federal tax law.

The description of amendments to the Bylaws is subject to and qualified in its entirety by reference to the full text of the Bylaws (as amended and restated), a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
3.1	Amended and Restated Bylaws of Aflac Incorporated, effective as of February 10, 2022
10.1	U.S. Form of Employee Restricted Stock Award Agreement under the Aflac Incorporated Long-Term Incentive Plan, as amended and restated February 14, 2017
10.2	Japan Form of Employee Restricted Stock Award Agreement under the Aflac Incorporated Long-Term Incentive Plan, as amended and restated February 14, 2017
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

February 11, 2022	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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